UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 27, 2005
Date of Report (date of earliest event reported)

KOMAG, INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16852 (Commission File Number)	94-2914864 (I.R.S. Employer Identification No.)

1710 Automation Parkway
San Jose, California 95131
(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 576-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On April 27, 2005, Komag, Incorporated issued a press release announcing its financial results for the quarter ended April 3, 2005 and containing forward-looking statements relating to its second quarter 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Form 8-K and the attached exhibit shall not be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, nor shall it be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is furnished herewith:

Exhibit
No.	Description
99.1	Press Release of Komag, Incorporated dated April 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

Komag, Incorporated (Registrant)
Dated: April 27, 2005	By:	/s/ Kathleen A. Bayless
Kathleen A. Bayless
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release of Komag, Incorporated dated April 27, 2005